CENTURY CAPITAL MANAGEMENT TRUST
Century Shares Trust
Century Small Cap Select Fund
Century Growth Opportunities Fund

Supplement Dated January 4, 2016 to the
Currently Effective Prospectus Dated February 27, 2015

Century Capital Management, LLC (“Century”) completed the previously announced restructuring of its ownership as scheduled on December 31, 2015. The restructuring, as described in the prospectus supplement dated March 31, 2015, provides for a continuous investment program for the Funds with no changes to the personnel responsible for managing the Funds or in the services Century provides to the Funds.